Exhibit 10.5

Execution Version

CONFIDENTIALITY AND LOCKUP AGREEMENT

This Confidentiality and Lockup Agreement is dated as of January 31, 2021 and is between Otonomo Technologies Ltd., a company organized under the laws of the State of Israel (the “Company”), and each of the shareholder parties identified on Exhibit A hereto and the other persons who enter into a joinder to this Agreement substantially in the form of Exhibit D hereto with the Company in order to become a “Shareholder Party” for purposes of this Agreement (collectively, the “Shareholder Parties”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Business Combination Agreement (as defined below).

BACKGROUND:

WHEREAS, the Shareholder Parties own or will own equity interests in Software Acquisition Group Inc. II, a Delaware corporation (“SPAC”), and/or the Company;

WHEREAS, pursuant to that certain Business Combination Agreement, dated as of January 31, 2021 (as it may be amended, supplemented, restated or otherwise modified from time to time, the “Business Combination Agreement”), by and among the Company, SPAC and Butterbur Merger Sub Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Company (“Merger Sub”), Merger Sub will merge with and into SPAC, with SPAC continuing as the surviving entity and a wholly-owned subsidiary of the Company (the “Merger”); and

WHEREAS, in connection with the Merger and effective upon the consummation thereof, the parties hereto wish to set forth herein certain understandings between such parties with respect to confidentiality and restrictions on transfer of equity interests in the Company.

NOW, THEREFORE, the parties agree as follows:

ARTICLE I

INTRODUCTORY MATTERS

1.1 Defined Terms. In addition to the terms defined elsewhere herein, the following terms have the following meanings when used herein with initial capital letters:

“Agreement” means this Confidentiality and Lockup Agreement, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof.

“Company” has the meaning set forth in the Preamble.

“Company Ordinary Shares” means ordinary shares of no par value of the Company.

“Confidential Information” means any information concerning the Company or its Subsidiaries that is furnished after the date of this Agreement by or on behalf of the Company or its designated representatives to a Shareholder Party or its designated representatives, together with any notes, analyses, reports, models, compilations, studies, documents, records or extracts thereof containing, based upon or derived from such information, in whole or in part; provided, however, that Confidential Information does not include information:

(i) that is generally known to the public at the time of disclosure or becomes generally known without violation of this Agreement by the receiving Shareholder Party or its designated representatives;

(ii) that is in the Shareholder Party’s possession or the possession of the Shareholder Party’s representatives at the time of disclosure otherwise than as a result of Shareholder Party’s or its designated representatives’ breach of any legal or fiduciary obligation of confidentiality owed to the Company or its affiliates;

(iii) that becomes known to the receiving Shareholder Party or its designated representatives through disclosure by sources, other than the Company, provided that such sources are not known by the receiving Shareholder Party to be bound by a confidentiality agreement with, or other contractual, legal, or fiduciary obligation of confidentiality to, the Company or its affiliates with respect to such information;

(iv) that is independently developed by the receiving Shareholder Party or its designated representatives without use of or reference to the Confidential Information; or

(v) that the receiving Shareholder Party or its designated representatives is required, in the good faith determination of such receiving Shareholder Party or designated representative, to disclose by applicable Law, regulation or legal process, provided that such receiving Shareholder Party or designated representative takes reasonable steps to minimize the extent of any such required disclosure, discloses only that portion of the Confidential Information that such Shareholder Party’s legal counsel advises is legally required to be disclosed, and, if permissible, provides the Company with the opportunity to seek a protective order or other appropriate remedy to prevent such disclosure, provided further that no such steps to minimize disclosure shall be required where disclosure is made in connection with a routine audit or examination by a bank examiner or auditor and such audit or examination does not specifically reference the Company or this Agreement.

“covered shares” has the meaning set forth in Section 3.1.

“designated representatives” means, with respect to a Shareholder Party, (a) its and its Affiliates’ directors, managers, officers, attorneys, accountants, consultants, insurers, financing sources and other advisors in connection with such Shareholder Party’s investment in the Company and (b) any of such Shareholder Party’s or their respective Affiliates’ partners, members, shareholders, directors, managers, officers, other fiduciaries, employees or agents in the ordinary course of business, so long as such Person has agreed to maintain the confidentiality of the information relating to the Company provided to it.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“immediate family” has the meaning set forth in Section 3.1(b).

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“Letter Agreement” means the Letter Agreement, dated September 14, 2020, by and among SPAC, the Sponsor and the other signatories thereto.

“Lock-Up Period” has the meaning set forth in Section 3.1(a).

“Major Holders” means Bessemer Venture Partners IX L.P., Bessemer Venture Partners IX Institutional L.P. , Stage One Venture Capital Fund II (Israel) L.P. and Stage One Venture Capital Fund II (Cayman) L.P.

“Non-Recourse Party” means any past, present or future director, officer, employee, incorporator, member, partner, stockholder, Affiliate, agent, attorney, advisor or representative or Affiliate of any named party to this Agreement and any past, present or future director, officer, employee, incorporator, member, partner, stockholder, Affiliate, agent, attorney, advisor or representative or Affiliate of any of the foregoing.

“Permitted Transferees” means with respect to a Shareholder Party, a transferee of shares that agrees to become party to, and to be bound to the same extent as its Transferor by the terms of, this Agreement.

“Private Placement Warrants” means the warrants to purchase shares of Class A common stock, par value $0.0001 per share, of SPAC issued pursuant to the Private Placement Warrant Purchase Agreement, dated as of September 14, 2020, by and between SPAC and the Sponsor, and any shares of the Company issued in respect thereof.

“shares” means Company Ordinary Shares received by the Sponsor and any of its Permitted Transferees pursuant to the Business Combination Agreement and the Company Ordinary Shares held by the other Shareholder Parties immediately following the Merger.

“Sponsor” means Software Acquisition Holdings II LLC, a Delaware limited liability company.

“Shareholder Parties” has the meaning set forth in the Preamble.

1.2 Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party. Unless the context otherwise requires: (a) “or” is disjunctive but not exclusive, (b) words in the singular include the plural, and in the plural include the singular, and (c) the words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section references are to sections of this Agreement unless otherwise specified.

ARTICLE II

CONFIDENTIALITY

2.1 Confidentiality. Each Shareholder Party agrees that it will, and will direct its designated representatives to, keep confidential and not disclose any Confidential Information; provided, however, that the Sponsor and the Major Holders may disclose Confidential Information (a) to its designated representatives and (b) as the Company may otherwise consent in writing;

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provided, further, however, that each Shareholder Party agrees to be responsible for any breaches of this Article II by such Shareholder Party’s designated representatives and agrees, at its sole expense, to take commercially reasonable measures (including, but not limited to, court proceedings) to restrain its designated representatives from prohibited or unauthorized disclosure of the Confidential Information.

ARTICLE III

LOCKUP

3.1 Lockup. (a) (i) In the case of each Shareholder Party listed on Exhibit B hereto, during the period beginning on the Closing Date and continuing to and including the date that is 180 days after the Closing Date, and (ii) in the case of each Shareholder Party listed on Exhibit C hereto, during the period beginning on the Closing Date and continuing to and including the date that is the earlier of (A) one year after the Closing Date and (B) if the last sale price of the Company Ordinary Shares equals or exceeds $12.00 per share (to be adjusted appropriately in the event the Company does not effect a stock split prior to the Effective Time in order to cause the Company Share Value to equal $10.00) (as adjusted after the Closing for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing Date (in each case, the “Lock-Up Period”), each such Shareholder Party agrees not to, directly or indirectly, offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares, or any options or warrants to purchase any shares (other than the Private Placement Warrants and Ordinary Shares underlying the Private Placement Warrants), or any securities convertible into, exchangeable for or that represent the right to receive shares, or any interest in any of the foregoing, whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the U.S. Securities and Exchange Commission (collectively, the “covered shares”). The foregoing restriction is expressly agreed to preclude such Shareholder Parties from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the covered shares even if such covered shares would be disposed of by someone other than such Shareholder Parties. Such prohibited hedging or other transactions would include, without limitation, any short sale or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any of the covered shares or with respect to any security that includes, relates to, or derives any significant part of its value from such covered shares.

(b) Notwithstanding the foregoing, a Shareholder Party may transfer or dispose of its shares following the Closing (i) by will or intestacy, (ii) as a bona fide gift or gifts, including to charitable organizations, (iii) to any trust, partnership, limited liability company or other entity for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this Section 3.1, “immediate family” shall mean any relationship by blood, current or former marriage or adoption, not more remote than first cousin), (iv) to any immediate family member or other dependent, (v) as a distribution to limited partners, members or shareholders of such Shareholder Party, (vi) to its Affiliated investment fund, other Affiliated entity controlled by, any account managed by, or designee of, such Shareholder Party or its or their Affiliates, (vii) to a nominee or custodian of a Person to whom a disposition or transfer would be permissible under clauses (i) through (vi) above, (viii) pursuant to an order or decree of a Governmental Entity, (ix) to

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the Company or its Subsidiary or parent entities upon death, disability or termination of employment, in each case, of such holder, (x) pursuant to a bona fide tender offer, merger, consolidation or other similar transaction in each case made to all holders of the shares involving a Change of Control (as defined below) (including negotiating and entering into an agreement providing for any such transaction), provided that in the event that such tender offer, merger, consolidation or other such transaction is not completed, such Shareholder Party’s shares shall remain subject to the provisions of this Section 3.1, (xi) to the Company (1) pursuant to the exercise, in each case on a “cashless” or “net exercise” basis, of any option to purchase shares granted by the Company pursuant to any employee benefit plans or arrangements which are set to expire during the Lock-Up Period, where any shares received by the undersigned upon any such exercise will be subject to the terms of this Section 3.1, or (2) for the purpose of satisfying any withholding taxes (including estimated taxes) due as a result of the exercise of any option to purchase shares or the vesting of any restricted stock awards granted by the Company pursuant to employee benefit plans or arrangements which are set to expire or automatically vest during the Lock-Up Period, in each case on a “cashless” or “net exercise” basis, where any shares received by such Shareholder Party upon any such exercise or vesting will be subject to the terms of this Section 3.1, or (xii) in any transaction relating to Ordinary Shares acquired by the undersigned in open market transactions; or (xiii) with the prior written consent of the Company; provided that:

(1) in the case of each transfer or distribution pursuant to clauses (ii) through (vii) above, (a) each donee, trustee, distributee or transferee, as the case may be, agrees to be bound in writing by the restrictions set forth in this Section 3.1; and (b) any such transfer or distribution shall not involve a disposition for value, other than with respect to any such transfer or distribution for which the transferor or distributor receives (x) equity interests of such transferee or (y) such transferee’s interests in the transferor;

(2) in the case of each transfer or distribution pursuant to clauses (ii) through (vii) above, if any public reports or filings (including filings under Section 16(a) of the Exchange Act) reporting a reduction in beneficial ownership of shares shall be required or shall be voluntarily made during the Lock-Up Period (x) such Shareholder Party shall provide the Company prior written notice informing them of such report or filing and (y) such report or filing shall disclose that such donee, trustee, distributee or transferee, as the case may be, agrees to be bound in writing by the restrictions set forth herein; and

(3) for purposes of clause (x) above, “Change of Control” shall mean the transfer to or acquisition by (whether by tender offer, merger, consolidation, division or other similar transaction), in one transaction or a series of related transactions, a Person or group of Affiliated Persons (other than an underwriter pursuant to an offering), of the Company’s voting securities if, after such transfer or acquisition, such Person or group of Affiliated Persons would Beneficially Own more than 50% of the outstanding voting securities of the Company (or the surviving entity).

(c) Each Shareholder Party shall be permitted to enter into a trading plan established in accordance with Rule 10b5-1 under the Exchange Act during the applicable Lock-Up Period so long as no transfers or other dispositions of such Shareholder Party’s shares in contravention of Section 3.1 are effected prior to the expiration of the applicable Lock-Up Period.

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(d) Each Shareholder Party also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the covered shares except in compliance with the foregoing restrictions and to the addition of a legend to such Shareholder Party’s shares describing the foregoing restrictions.

(e) If the Company enters into a lockup agreement or similar arrangement (or any amendment thereof or waiver thereof, except as set forth in Section 4.3(b) with respect to lock-up releases) in respect of the Merger (other than the Sponsor Letter Agreement or any arrangement in connection with the PIPE Financing) with any other person, including any other Company shareholder, that contains any provision that is more favorable to such other person than the provisions of this Agreement (a “More Favorable Agreement”), the Company shall promptly provide the Shareholder Parties with notice thereof and a copy of such provision, and upon such notice, this Agreement shall be deemed to be amended to conform the provisions of this Agreement with such more favorable provision.

(f) Any Company Ordinary Shares acquired by the undersigned pursuant to any subscription agreement executed in connection with the PIPE Financing shall not be subject to the lockup provisions of this Section 3.

(g) For the avoidance of doubt, the lockup provisions of this Section 3 shall not prevent the undersigned from selling Company Ordinary Shares pursuant to the Secondary Purchase Agreement.

3.2 Termination of Founder Shares Lockup. At the Effective Time, the Letter Agreement shall be deemed amended to replace paragraph 7(a) thereof with “[reserved]”.

ARTICLE IV

GENERAL PROVISIONS

4.1 Termination. Subject to Section 4.13 or the early termination of any provision as a result of an amendment to this Agreement agreed to by the Company Board and the Shareholder Parties, as provided under Section 4.3, this Agreement shall not terminate with respect to a Shareholder Party or its Permitted Transferees until the expiration of the Lock-Up Period.

4.2 Notices. All notices, requests, claims, demands and other communications among the parties shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service or (iv) when e-mailed during normal business hours (and otherwise as of the immediately following Business Day), addressed as follows:

If to the Company, to:

Otonomo Technologies Ltd.
16 Abba Eban Blvd.
Herzliya 4672534, Israel

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Attention:	Ben Volkow
Bonnie Moav
Email:	ben@otonomo.io
bonnie@otonomo.io

with copies (which shall not constitute notice) to:

Latham & Watkins LLP
811 Main Street, Suite 3700
Houston, Texas 77002
Attention:	Ryan Maierson
John Greer
E-mail:	ryan.maierson@lw.com
john.greer@lw.com

Latham & Watkins LLP
99 Bishopsgate
London EC2M 3XF
United Kingdom
Attention:	Joshua Kiernan
E-mail:	joshua.kiernan@lw.com

If to SPAC, to:

Software Acquisition Holdings Inc. II
1980 Festival Plaza Drive, Suite 300
Las Vegas, Nevada 89135
Attention:	Jonathan Huberman
Email:	jon@softwareaqn.com

with a copy (which shall not constitute notice) to :

Kirkland & Ellis LLP
601 Lexington Avenue
New York, New York 10022
Attention:	Christian Nagler
Brooks Antweil
Email:	cnagler@kirkland.com
brooks.antweil@kirkland.com

If to any Shareholder Party, to such address indicated on the Company’s records with respect to such Shareholder Party or to such other address or addresses as such Shareholder Party may from time to time designate in writing.

4.3 Amendment; Waiver; Pro Rata Release. (a) The terms and provisions of this Agreement may be amended or modified in whole or in part only by a duly authorized agreement in writing executed by the Company and Shareholder Parties holding a majority of the shares then held by the Shareholder Parties in the aggregate as to which this Agreement has not been terminated pursuant to Section 4.1.

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(b) In the event that a release is granted to any Shareholder Party relating to the lock-up restrictions set forth in Article III above, the same percentage of the undersigned’s Company Ordinary Shares (the “Pro-Rata Release”) shall be immediately and fully released on the same terms from any remaining lock-up restrictions set forth herein; provided that no Pro-Rata Release shall be required for any release approved by the Board of Directors of the Company.

(c) Except as expressly set forth in this Agreement, neither the failure nor delay on the part of any party hereto to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence.

(d) No party shall be deemed to have waived any claim arising out of this Agreement, or any right, remedy, power or privilege under this Agreement, unless the waiver of such claim, right, remedy, power or privilege is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

(e) Any party hereto may unilaterally waive any of its rights hereunder in a signed writing delivered to the Company.

4.4 Further Assurances. The parties hereto will sign such further documents, cause such meetings to be held, resolutions passed, exercise their votes and do and perform and cause to be done such further acts and things necessary, proper or advisable in order to give full effect to this Agreement and every provision hereof. To the fullest extent permitted by Law, the Company shall not directly or indirectly take any action that is intended to, or would reasonably be expected to result in, the Shareholder Parties being deprived of the rights contemplated by this Agreement.

4.5 Assignment. No party shall assign, delegate, or otherwise transfer this Agreement or any part hereof without the prior written consent of the other parties hereto. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. Any attempted assignment in violation of the terms of this Section 4.5 shall be null and void, ab initio.

4.6 Third Parties. Except as provided for in Article II, Article III and Article IV with respect to any Non-Recourse Party, nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any Person, other than the parties hereto, any right or remedies under or by reason of this Agreement.

4.7 Governing Law. This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware.

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4.8 Jurisdiction; Waiver of Jury Trial.

(a) Each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of the Chancery Court of the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction, any state or federal court sitting in the Borough of Manhattan, State of New York, New York County), for the purposes of any Proceeding (as defined in the Business Combination Agreement), claim, demand, action or cause of action (a) arising under this Agreement or (b) in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement, and irrevocably and unconditionally waives any objection to the laying of venue of any such Proceeding in any such court, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Proceeding has been brought in an inconvenient forum. Each party hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Proceeding, claim, demand, action or cause of action against such Party (i) arising under this Agreement or (ii) in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement, (A) any claim that such party is not personally subject to the jurisdiction of the courts as described in this Section 4.8 for any reason, (B) that such party or such party’s property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (C) that (x) the Proceeding, claim, demand, action or cause of action in any such court is brought against such party in an inconvenient forum, (y) the venue of such Proceeding, claim, demand, action or cause of action against such party is improper or (z) this Agreement, or the subject matter hereof, may not be enforced against such party in or by such courts. Each party agrees that service of any process, summons, notice or document by registered mail to such party’s respective address set forth in Section 4.8 shall be effective service of process for any such Proceeding, claim, demand, action or cause of action.

(b) THE PARTIES HERETO EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY PROCEEDING, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR UNDER ANY ANCILLARY DOCUMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. THE PARTIES HERETO EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH PROCEEDING, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES HERETO MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE

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FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.8.

4.9 Specific Performance. The parties hereto each agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties hereto do not perform their obligations under the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. The parties acknowledge and agree that (a) the parties shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, without proof of damages, prior to the valid termination of this Agreement, and (b) the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right, none of the parties would have entered into this Agreement. Each party agrees that it will not oppose the granting of specific performance and other equitable relief on the basis that the other parties have an adequate remedy at law or that an award of specific performance is not an appropriate remedy for any reason at law or equity. The parties hereto each acknowledge and agree that any party seeking an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 4.9 shall not be required to provide any bond or other security in connection with any such injunction.

4.10 Severability. Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable Law, but if any term or other provision of this Agreement is held to be invalid, illegal or unenforceable under applicable Law, all other provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision of this Agreement is invalid, illegal or unenforceable under applicable Law, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

4.11 Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof. No representations, warranties, covenants, understandings, agreements, oral or otherwise, with respect to the subject matter contemplated by this Agreement exist between the parties hereto except as expressly set forth or referenced in this Agreement.

4.12 Captions; Counterparts. The headings, subheadings and captions contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement and any amendment hereto may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement or any amendment hereto by electronic means, including docusign, e-mail, or scanned pages shall be effective as delivery of a manually executed counterpart to this Agreement or any amendment hereto.

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4.13 Effectiveness; Termination if Business Combination Agreement is Terminated. This Agreement shall be valid and enforceable as of the date of this Agreement and may not be revoked by any party hereto; provided that the provisions herein (other than this Article IV) shall not be effective until the consummation of the Merger. In the event the Business Combination Agreement is terminated in accordance with its terms, this Agreement shall automatically terminate and be of no further force or effect.

4.14 Non-Recourse. This Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby may only be brought against, the entities that are expressly named as parties hereto, and then only with respect to the specific obligations set forth herein with respect to such party. Except to the extent a named party to this Agreement (and then only to the extent of the specific obligations undertaken by such named party in this Agreement), no Non-Recourse Party shall have any liability (whether in contract, tort, equity or otherwise) for any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of the parties to this Agreement or for any claim based on, arising out of, or related to this Agreement or the transactions contemplated hereby.

4.15 Conflicts. In the event of any conflict or inconsistency between the terms and conditions of this Agreement and the terms and conditions with respect to transfer restrictions on shares of the Company set forth in the Company A&R Articles of Association, the terms and conditions set forth in this Agreement shall prevail.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have executed this Confidentiality and Lockup Agreement on the day and year first above written.

OTONOMO TECHNOLOGIES LTD.

By:	/s/ Ben Volkow
	Name:	Ben Volkow
	Title:	Chief Executive Officer

[Signature Page to Confidentiality and Lockup Agreement]

SOFTWARE ACQUISITION HOLDINGS II LLC

By:	/s/ Jonathan S. Huberman
	Name:	Jonathan S. Huberman
	Title:	Managing Member

[Signature Page to Confidentiality and Lockup Agreement]

Ben Volkow

By:	/s/ Ben Volkow
	Name:	Ben Volkow

[Signature Page to Confidentiality and Lockup Agreement]

BESSEMER VENTURE PARTNERS IX L.P. BESSEMER VENTURE PARTNERS IX INSTITUTIONAL L.P.

By: Deer IX & Co. L.P., their General Partner By: Deer IX & Co. Ltd., its General Partner

By:	/s/ Scott Ring
	Name:	Scott Ring
	Title:	General Counsel

[Signature Page to Confidentiality and Lockup Agreement]

STAGE ONE VENTURE CAPITAL FUND II (ISRAEL), L.P.

By:	/s/ Yuval Cohen, Tal Slobodkin
	Name:	Yuval Cohen, Tal Slobodkin
	Title:	Managing Partners

[Signature Page to Confidentiality and Lockup Agreement]

STAGE ONE VENTURE CAPITAL FUND II (CAYMAN), L.P.

By:	/s/ Yuval Cohen, Tal Slobodkin
	Name:	Yuval Cohen, Tal Slobodkin
	Title:	Managing Partners

[Signature Page to Confidentiality and Lockup Agreement]

Alliance Ventures

By:	/s/ Hadi Zablit
	Name:	Hadi Zablit
	Title:	Alliance Ventures Chairman

[Signature Page to Confidentiality and Lockup Agreement]

Aptiv International Holdings (Luxembourg) S.à.r.l

By:	/s/ David. M. Sherbin
	Name:	David M. Sherbin
	Title:	Director

[Signature Page to Confidentiality and Lockup Agreement]

Yuval Cohen as Proxy for Avner Cohen by Proxy dated November 24, 2017

By:	/s/ Yuval Cohen
	Name:	Yuval Cohen

[Signature Page to Confidentiality and Lockup Agreement]

Asaf Weisbrot

By:	/s/ Asaf Weisbrot
	Name:	Asaf Weisbrot

[Signature Page to Confidentiality and Lockup Agreement]

Bonnie Moav

By:	/s/ Bonnie Moav
	Name:	Bonnie Moav

[Signature Page to Confidentiality and Lockup Agreement]

Hagit Tenne-Pereg

By:	/s/ Hagit Tenne-Pereg
	Name:	Hagit Tenne-Pereg

[Signature Page to Confidentiality and Lockup Agreement]

Matan Tessler

By:	/s/ Matan Tessler
	Name:	Matan Tessler

[Signature Page to Confidentiality and Lockup Agreement]

Shlomi Oren

By:	/s/ Shlomi Oren
	Name:	Shlomi Oren

[Signature Page to Confidentiality and Lockup Agreement]

Jonathan S. Huberman

By:	/s/ Jonathan S. Huberman
	Name:	Jonathan S. Huberman

[Signature Page to Confidentiality and Lockup Agreement]

Mike Nikzad

By:	/s/ Mike Nikzad
	Name:	Mike Nikzad

[Signature Page to Confidentiality and Lockup Agreement]

Andrew K. Nikou

By:	/s/ Andrew K. Nikou
	Name:	Andrew K. Nikou

[Signature Page to Confidentiality and Lockup Agreement]

C. Matthew Olton

By:	/s/ C. Matthew Olton
	Name:	C. Matthew Olton

[Signature Page to Confidentiality and Lockup Agreement]

Stephanie Davis

By:	/s/ Stephanie Davis
	Name:	Stephanie Davis

[Signature Page to Confidentiality and Lockup Agreement]

Steven Guggenheimer

By:	/s/ Stephen Guggenheimer
	Name:	Stephen Guggenheimer

[Signature Page to Confidentiality and Lockup Agreement]

Peter H. Diamandis

By:	/s/ Peter H. Diamandis
	Name:	Peter H. Diamandis

[Signature Page to Confidentiality and Lockup Agreement]

Exhibit A

Software Acquisition Holdings II LLC

Ben Volkow

Bessemer Venture Partners IX L.P.

Bessemer Venture Partners IX Institutional L.P.

Stage One Venture Capital Fund II (Israel) L.P.

Stage One Venture Capital Fund II (Cayman) L.P.

Alliance Ventures

Aptiv International Holdings (Luxembourg) S.à.r.l.

Avner Cohen

Asaf Weisbrot

Bonnie Moav

Hagit Tenne-Pereg

Matan Tessler

Shlomi Oren

Jonathan S. Huberman

Mike Nikzad

Andrew K. Nikou

C. Matthew Olton

Stephanie Davis

Steven Guggenheimer

Peter H. Diamandis

Exhibit B

Bessemer Venture Partners IX L.P.

Bessemer Venture Partners IX Institutional L.P.

Stage One Venture Capital Fund II (Israel) L.P.

Stage One Venture Capital Fund II (Cayman) L.P.

Alliance Ventures

Aptiv International Holdings (Luxembourg) S.à.r.l.

Avner Cohen

Exhibit C

Software Acquisition Holdings II LLC

Ben Volkow

Asaf Weisbrot

Bonnie Moav

Hagit Tenne-Pereg

Matan Tessler

Shlomi Oren

Jonathan S. Huberman

Mike Nikzad

Andrew K. Nikou

C. Matthew Olton

Stephanie Davis

Steven Guggenheimer

Peter H. Diamandis

Exhibit D

FORM OF JOINDER TO CONFIDENTIALITY AND LOCKUP AGREEMENT

[                    ], 20

Reference is made to the Confidentiality and Lockup Agreement, dated as of [●], 2021, by and among Otonomo Technologies Ltd. (the “Company”) and the other Shareholder Parties (as defined therein) from time to time party thereto (as amended from time to time, the “Confidentiality and Lockup Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Confidentiality and Lockup Agreement.

Each of the Company and each undersigned holder of ordinary shares of the Company (each, a “New Shareholder Party”) agrees that this Joinder to the Confidentiality and Lockup Agreement (this “Joinder”) is being executed and delivered for good and valuable consideration.

Each undersigned New Shareholder Party hereby agrees to and does become party to the Confidentiality and Lockup Agreement as a Shareholder Party. This Joinder shall serve as a counterpart signature page to the Confidentiality and Lockup Agreement and by executing below each undersigned New Shareholder Party is deemed to have executed the Confidentiality and Lockup Agreement with the same force and effect as if originally named a party thereto.

This Joinder may be executed in multiple counterparts, including by means of facsimile or electronic signature, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the undersigned have duly executed this Joinder as of the date first set forth above.

[NEW SHAREHOLDER PARTY]

By:
Name:
Title

OTONOMO TECHNOLOGIES LTD.

By:
Name:
Title: